Exhibit 99.1

News Release

Provident Financial Services, Inc. and SB One Bancorp Announce the Receipt
of SB One Bancorp Shareholder Approval and the Anticipated Closing Date
in Connection with Proposed Merger

ISELIN, N.J. and PARAMUS, N.J., June 24, 2020 – Provident Financial Services, Inc. (NYSE:  PFS) (“Provident”), the parent company of Provident Bank, and SB One Bancorp (NASDAQ:  SBBX) (“SB One”), the parent company of SB One Bank, announced today the receipt of approval by the SB One shareholders in connection with the proposed merger of SB One with and into Provident (the “Merger”).
Given the receipt of approvals by the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance, and the receipt of a waiver by the Board of Governors of the Federal Reserve System in lieu of an application, the parties anticipate closing the Merger as of the close of business on July 31, 2020, subject to certain customary closing conditions.
About Provident

Provident Financial Services, Inc. (NYSE: PFS), is the holding company for Provident Bank, a community-oriented bank offering “commitment you can count on” since 1839. Provident Bank provides a comprehensive array of financial products and services through its network of branches throughout northern and central New Jersey, as well as Bucks, Lehigh and Northampton counties in Pennsylvania. The Bank also provides fiduciary and wealth management services through its wholly owned subsidiary, Beacon Trust Company. The Provident Bank Foundation has supported all of its markets and communities by providing assistance with housing, education, health and home care for over 15 years.  For more information about Provident, please visit www.provident.bank.

About SB One

SB One Bancorp (NASDAQ: SBBX), is the holding company for SB One Bank, a full-service, commercial bank that operates regionally with 18 branch locations in New Jersey and New York. Established in 1975, SB One Bank’s strength is in its ability to build strong personal relationships with its customers and to serve the communities in which it operates. In addition to its branches and loan production offices, SB One Bank offers a full-service insurance agency, SB One Insurance Agency, Inc. and wealth services through SB One Wealth. SB One Bank reinforces its commitment to the communities in which it lives and serves through the SB One Foundation, Inc. which supports various local charitable organizations. For more information about SB One, please visit www.sbone.bank.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between SB One and Provident, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Provident’s and SB One’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Provident and SB One and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Provident and SB One. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Provident and SB One may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Provident and SB One are engaged; (5) the interest rate environment may further compress margins and adversely affect net interest income; (6) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (7) competition from other financial services companies in Provident’s and SB One’s markets could adversely affect operations; and (8) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident’s and SB One’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s Internet site (http://www.sec.gov).
In addition, the COVID-19 pandemic is having an adverse impact on both Provident and SB One, their customers and the communities they serve. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on Provident’s and SB One’s businesses. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened and stay open. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, both Provident and SB One could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for their products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen or stay open, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; their allowances for loan losses may increase if borrowers experience financial difficulties, which will adversely affect net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to each company; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on assets may decline to a greater extent than the decline in the cost of interest-bearing liabilities, reducing net interest margin and spread and reducing net income; wealth management revenues may decline with continuing market turmoil; Provident may face the risk of a goodwill write-down due to stock price decline; and both companies’ cyber security risks are increased as the result of an increase in the number of employees working remotely.

Provident and SB One caution that the foregoing list of factors is not exhaustive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or SB One or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Provident and SB One do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contacts:
Provident Contact: Investor Relations
732-590-9300
investorrelations@provident.bank

SB One Contact: Adriano Duarte
Executive VP & Chief Financial Officer
844 844-8958